                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY

                           EXCLUSIVE LICENSE AGREEMENT

      THIS EXCLUSIVE LICENSE AGREEMENT (this "Agreement") is made effective the 19th day of May, 2003 ("Effective Date"), by and between ILEX Products, Inc., a Delaware corporation having its principal place of business at 4545 Horizon Hill Blvd., San Antonio, Texas 78229-2263 (hereinafter called "ILEX"), and Quatrx Pharmaceuticals Company, a corporation organized and existing under the laws of the State of Delaware having its principal place of business at 5430 Data Court, Suite 300, Ann Arbor, Michigan 48108-8935 (hereinafter called "Licensee"). ILEX and Licensee are each individually referred to herein as a "Party" and collectively as the "Parties".

      WHEREAS, ILEX owns certain inventions that are described in the "Licensed Patents" defined below, and ILEX is willing to grant a license to Licensee under all of the Licensed Patents and Licensee desires a license under all of them;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties covenant and agree as follows:

SECTION 1. DEFINITIONS.

      "Affiliate" shall mean each and every business entity controlling, controlled by or under common control with a Party. For purposes of this definition, "control" shall mean ownership, directly or indirectly, of more than fifty percent (50%) of the voting or income interest of the applicable business entity.

      "Agreement" has the meaning set forth in the first paragraph.

      "Claim" has the meaning set forth in Section 9.1.

      "Confidential Information" has the meaning set forth in Section 7.1.

      "Disclosing Party" has the meaning set forth in Section 7.1.

      "Effective Date" shall mean the date first above written as the effective date of this Agreement.

      "FDA" shall mean the United States Food and Drug Administration.

      "Field" shall mean the treatment of lipid disorders, atherosclerosis and all other cardiovascular related diseases.

      "First Commercial Sale" shall mean the first sale of a Product to a third party (other than an Affiliate or sublicensee) in a jurisdiction after regulatory approval for such sale has been obtained from the appropriate regulatory authorities in such jurisdiction.

      "ILEX LDL/Lp(a) and HDL/Apo E Research Platforms" shall mean all research and development activities conducted by ILEX which relate to LDL, Lp(a), HDL, and/or Apo E which involve compositions

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claimed and/or described in the Licensed Patents. For the avoidance of doubt, compositions and uses claimed or for which claims are obtained in other patents and/or patent applications owned or licensed to ILEX and/or its affiliates, which are not part of the Licensed Patents (see Appendix A for list of "Excluded Patents and Patent Applications"), shall not be included in the ILEX LDL/Lp(a) and HDL/Apo E Research Platforms even if such compositions are disclosed as having lipid lowering or similar activities (hereinafter "Excluded Compound(s)").

      "Invention" has the meaning set forth in Section 8.1.

      "Inventor" has the meaning set forth in Section 8.1.

      "Lead Compound" shall mean a Licensed Compound which Licensee notifies ILEX in writing, at any time during the first two (2) years after the Effective Date for a Product decreasing LDL and Lp(a) in the Field and the first four (4) years after the Effective Date for a Product to treat HDL and/or Apo E in the Field, is one of Licensee's lead development candidates.

      "Licensed Compound" shall mean a chemical compound, the composition of matter or use thereof is claimed in a Licensed Patent.

      "Licensed Patents" shall mean only the patent applications and patents listed in Exhibit A, which is attached hereto and is incorporated herein by reference, and any foreign counterparts thereof, and any continuations, continuations-in-part, divisions, re-issues, additions, renewals and extensions thereof, and any patents issuing therefrom, and all current and future patents necessary to practice the foregoing, e.g. patents to Product metabolites, all to the extent owned or licensed by ILEX or which ILEX has the right to license or sublicense to Licensee.

      "Licensee" has the meaning set forth in the first paragraph.

      "Net Sales" shall mean, with respect to Product, the gross receipts from sales in any country less deductions for: (i) transportation and insurance charges; (ii) sales and excise taxes, tax, tariff, duty or any other governmental charges (but excluding income, franchise and other similar taxes) or duties paid; (iii) normal and customary trade, and quantity discounts and rebates allowed; (iv) sales commissions actually paid to third parties; (v) allowances actually made on account of rejection or return by customers; (vi) credits, rebates, charge-back rebates, reimbursements or similar payments actually granted or given to wholesalers and other distributors, buying groups, health care insurance carriers, governmental agencies and other institutions;
(vii) payments or rebates actually paid in connection with state or federal Medicare, Medicaid or similar programs. However, except where the sublicensee or Affiliate is the final consumer of the Product, any sale to a sublicensee or Affiliate shall be excluded from the computation of Net Sales, but any subsequent sale by the sublicensee or Affiliate to a third party other than another sublicensee or Affiliate shall be included in the computation of Net Sales.

      "Party" or "Parties" has the meaning set forth in the first paragraph.

      "Product" shall mean any product discovered or developed for use in the Field from the ILEX LDL/Lp(a) and HDL/Apo E research platforms conducted by ILEX at any time prior to or during the term of this Agreement and disclosed in, or covered by at least one Valid Claim of any patent listed in Exhibit A.

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      "Royalty Term" shall mean, with respect to a particular Product in any country in the Territory, the period of time commencing on the First Commercial Sale of such Product in such jurisdiction and ending upon the expiration of the last to expire Licensed Patent containing a Valid Claim which would be infringed by the manufacture, use, importation, offer for sale, or sale of such Product in such country, provided that if the only such Valid Claim is a claim in a pending patent application, then the Royalty Term shall end **** from the Effective Date, unless after such **** period, Licensee has obtained, or otherwise enjoys marketing exclusivity for the Product in question in the applicable jurisdiction through non-patent related statutory means (hereinafter "Non-Patent Statutory Exclusivity") such as orphan drug or new chemical entity status, in which case, the Royalty term shall extend for the term of the Non-Patent Statutory Exclusivity.

      "Technical Information" shall mean any and all know-how, trade secret and other information of a technical nature relating to any Product or potential Product, which is in the possession of ILEX as of the Effective Date, and which is necessary or useful to Licensee in furtherance of the research, development, manufacture or marketing of such Product or potential Product.

      "Territory" shall mean the world.

      "Valid Claim" shall mean a claim contained in a pending patent application or in an issued patent, which claim has not expired and has not been held unenforceable, unpatentable or invalid by an unappealable decision of a court or other governmental agency of competent jurisdiction.

SECTION 2. GRANT.

      2.1. License. ILEX hereby grants to Licensee an exclusive (even as to ILEX) license under the Licensed Patents and the Technical Information in the Territory, with the right to grant sublicenses to make, have made, use, sell, have sold, and export and import Products to the full extent necessary for the research, development, commercialization and marketing of such Products in the Field, and the right to use all existing and future data relating thereto owned or controlled by ILEX. ILEX shall not develop or research any compound derived from the ILEX LDL/Lp(a) and HDL/Apo E Research Platforms conducted by ILEX at any time prior to or during the term of the Agreement for any indications, except that ILEX may conduct research and development on a Licensed Compound only for uses outside the Field if:

            2.1.1. Licensee has designated such Licensed Compound as a Lead Compound and thereafter has ceased development of such Licensed Compound; or

            2.1.2. the research and development of such Licensed Compound is for a method of administration that is not oral or transdermal and such Licensed Compound is not a Lead Compound; or

            2.1.3. the research and development of such Licensed Compound is for a method of administration of such Licensed Compound that is oral or transdermal and such Licensed Compound is not a Lead Compound or a Reserved Compound. For purposes of this Section 2.1.3, "Reserved Compounds" shall mean (a) up to four Licensed Compounds which are not Lead Compounds, which have activity for indications relating to LDL or Lp(a) and which are selected by Licensee at any time prior to the second anniversary of the Effective Date and (b) up to four Licensed Compounds which are not Lead Compounds and are not included in Section 2.1.3 (a) above, which have activity for indications relating to HDL or Apo E and which are selected by Licensee at any time prior to the second anniversary after Licensee declares a Lead Compound for HDL or Apo E.

In the event ILEX commences research or development outside the Field on a Licensed Compound, and Licensee thereafter declares such Licensed Compound as a Lead Compound or a Reserved Compound, then ILEX shall cease all research and development work on such Licensed Compound. In the event ILEX commences research and development of any Licensed Compounds as permitted herein, the parties shall thereafter equally share the worldwide costs of filing, prosecution and maintenance of all Licensed Patents containing Valid Claims covering such Licensed Compound subject to Section 2.3.

ILEX shall use commercially reasonable efforts to restrict any third party sublicensee of any compounds owned or controlled by ILEX from commercializing such compounds in the Field. For the avoidance of doubt, the term "controlled by" in the previous sentence shall mean the possession by ILEX with the right to sublicense.

Within 90 days of the date hereof, ILEX shall deliver to Licensee, at ILEX's cost, copies of all materials consisting of the Licensed Patents and Technical Information and any other information, data or materials, whether or not in a tangible medium, relating to or necessary for the research and/or development of Products.

      2.2. Right of First Opportunity. In the event ILEX proceeds with research and development permitted under this Section 2 and determines to grant rights to any third party with regard to such Licensed Compounds, ILEX shall first provide Licensee with written notice of such determination, along with a copy of all data, information and reports relating to such Licensed Compound for use outside the Field. If within **** days of receipt of such written notice, Licensee notifies ILEX in writing of Licensee's interest in the licensing rights to such Licensed Compound outside the Field, the Parties shall negotiate for **** days exclusively and in good faith the terms of such license to such Licensed Compound. In the event the parties fail to reach agreement on the license terms in the aforesaid **** day period, ILEX shall be free to offer the same opportunity to a third party without further obligation to Licensee, provided, however, that ILEX, for a period of not longer than one year shall not grant to any such third party a license to such Licensed Compound on terms which in aggregate are more favorable than the Licensee indicated it would accept in the foregoing **** day period.

      2.3. Maintenance of Licensed Patents. Subject to Section 2.1 and the terms of this Section 2.3, ILEX shall prosecute and maintain in the Territory, using outside patent counsel mutually agreed to, **** cost and expense, all patents and patent applications set forth on Exhibit A, using professional and diligent efforts. For purposes of the preceding sentence, the Parties agree that the law firm of Fulbright and Jaworski is mutually agreeable as of the Effective Date, provided that each Party retains the right to object to the use of such firm in the event circumstances change. For patent costs and expenses incurred for calendar year 2003 for Licensed Patents, the parties shall ****, provided, however, that if Licensee returns to ILEX or otherwise loses its rights to a Licensed Patent in one or more jurisdictions, then the parties shall **** only for the period of time prior to such return or loss of rights. If Licensee notifies ILEX in writing that it is no longer pursuing research or development of one or more Licensed Compounds claimed in a Licensed Patent, but is pursuing research or development of other Licensed Compounds claimed therein, and ILEX desires to pursue research and development of such Licensed Compounds then the parties shall thereafter **** the cost of filing, prosecution and maintenance of such Licensed Patent in all jurisdictions. Licensee shall have the right to direct such prosecution and maintenance. In the event Licensee determines not to prosecute a patent in any jurisdiction in the Territory, Licensee shall notify ILEX in writing. *****************************************
****************** shall cease effective the date of such written notice. At Licensee's option, Licensee shall have the right to assume responsibility for the prosecution and maintenance of all patents and patent applications listed on Exhibit A, including all corresponding foreign patents and patent applications as Licensee shall deem necessary to file, prosecute and maintain.

SECTION 3. DEVELOPMENT; DATA SHARING.

      3.1. Development. Licensee shall be responsible for, and shall have sole control over the research and development of the Products, including, without limitation, the funding of such research and development. ILEX shall not incur any research or development costs or otherwise conduct research and development relating to Products, without the prior written consent of Licensee.

      3.2. Diligence. Licensee shall use reasonable commercial efforts to develop for the earliest market introduction (subject to all required regulatory approval) at least ****** indications and ****** indications, provided that under no circumstances shall Licensee be obligated to use more than the level of effort it used to develop any of its other products of equal market potential. In particular, Licensee shall:

            a)    for a Product for ******:

                        i)    file an IND within **** of the Effective
                              Date;

                        ii) complete Phase I clinical trials within **** of acceptance of IND by FDA.

            b) for a Product for ******, select a Lead Compound through a reasonable experimental screening effort for full development within **** of the Effective Date.

The time periods in subsections 3.2(a) and 3.2(b) shall be suspended to the extent that Licensee's development efforts are delayed due to dosage methodology, formulation, safety, efficacy, or regulatory issues or availability of clinical supplies or recruitment of clinical sites or clinical patients.

      3.3. Reporting. Licensee shall provide to ILEX, on an annual basis within 30 days of each anniversary of the Effective Date, a written report summarizing the current status and future plans for the development of Products.

      3.4. Services Agreement. In the event that Licensee determines that it would be desirable to receive continued assistance from ILEX in the conduct of research and development of the Products after the 90 day period set forth above in Section 2.1, and provided that ILEX still owns or controls its operations in Geneva (Switzerland), then Licensee and ILEX shall negotiate in good faith the terms of a services agreement to cover such continued assistance. In the event ILEX has not fulfilled its obligation to deliver the items described in Section
2.1 within the required 90 day period, then in addition to any other remedies available to Licensee, ILEX shall provide such services sufficient to deliver the items described in Section 2.1 at ILEX's expense.

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SECTION 4. CONSIDERATION.

      4.1. License Fee. Licensee agrees to pay to ILEX a non-refundable, non-creditable license fee of $2,500,000, due within 5 business days of the Effective Date.

      4.2. Milestones. Licensee shall make the following milestone payments to ILEX within 30 days after the first achievement of each of the following milestones for each Product being developed by Licensee for decreasing LDL and Lp(a) within the Field:

Milestone Event                                           Payment
*******                                                   ****

*******                                                   The greater of $**** or *******
*******                                                   *******
                                                          *******

*******                                                   The greater of $**** or *******
*******                                                   *******
                                                          *******

*******                                                   The greater of $**** or *******
*******                                                   *******
*******                                                   *******

*******                                                   The greater of $**** or *******
*******                                                   *******
*******                                                   *******

*******                                                   The greater of $**** or *******
*******                                                   *******
*******                                                   *******
*******
*******

*******                                                   The greater of $**** or *******
*******                                                   *******
*******                                                   *******

*******                                                   The greater of $**** or *******
*******                                                   *******
                                                          *******

*******                                                   The greater of $**** or *******
*******                                                   *******
                                                          *******

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
********                                                  ********
********                                                  ********
                                                          ********

Licensee to pay ILEX the following amounts upon the achievement of the following milestones for each Product being developed by Licensee for increasing HDL within the Field:

Milestone Event                                           Payment
********                                                  $****

********                                                  The greater of $**** or ********
********                                                  ********
                                                          ********

********                                                  The greater of $**** or ********
********                                                  ********
                                                          ********

********                                                  ********
********                                                  ********
********                                                  ********

********                                                  ********
********                                                  ********
********                                                  ********

********                                                  ********
********                                                  ********
                                                          ********

Each milestone payment referred to in this Section 4 shall be made only once with respect to each Product and Licensee shall not be required to pay milestone payments for additional formulations of such Products which are developed or commercialized. In the event Licensee ceases development of a Product for which milestones payments have been made due to safety, efficacy, regulatory or manufacturing reasons, and Licensee commences or continues development of a Product for the same or similar indications as the discontinued Product, then Licensee shall not be obligated to make any milestone payments to ILEX with respect to such additional Product until such additional Product achieves milestones which were not achieved by the discontinued Product.

                                       7

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      4.3. Royalty. Licensee shall pay to ILEX a royalty payment on sales of each Product, as follows:

            4.3.1. With respect to Products approved for the treatment of LDL and/or Lp(a),according to the following rates during the Royalty Term applicable to the particular Product:

            ****% for such Net Sales by Licensee or its Affiliates up to and including $**** per year.

            ****% for such Net Sales by Licensee or its Affiliates in excess of $**** and less than $**** in each calendar year.

            ****% for such Net Sales by Licensee or its Affiliates of $**** or more in each calendar year.

            ****% of all royalties on the sale of such Products received by Licensee from any third party granted a sublicense pursuant to
            Section 2.1.

            4.3.2. With respect to Products approved for the treatment of HDL and/or Apo E, according to the following rates during the Royalty Term applicable to the particular Product:

            ****% for such Net Sales by Licensee or its Affiliates up to and including $**** per year.

            ****% for such Net Sales by Licensee or its Affiliates in excess of $**** and less than $**** in each calendar year.

            ****% for such Net Sales by Licensee or its Affiliates of $**** or more in each calendar year.

For sublicensee royalty, in the case of Product approved for the treatment of HDL and/or Apo E, the royalty payment during the Royalty Term applicable to a particular Product shall be:

            ****% of all royalties on the sale of such Products received by Licensee from any third party granted a sublicense pursuant to
            Section 2.1.

            4.3.3. The royalties calculated under Sections 4.3.1 and 4.3.2 shall be due and payable without reduction for royalties that might be payable by Licensee to third parties in respect of such sales, except that Licensee may deduct, from any royalties owed thereunder for a particular Product:

                  (i) With regard to sales by Licensee, **** of royalties on the sales of such Products payable by Licensee to third parties under licenses to a patent that would be infringed by the making, using or selling of Products, but for the grant of such license, provided however that Licensee may not reduce, based on the foregoing deduction, the amount of royalties payable to ILEX in respect of sales of such Product in a particular country by more than ****% of Net Sales; and

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

                  (ii) With regard to sales by sublicensees of Licensee, ****% of all royalties on the sale of such Products received by Licensee from any third party granted a sublicense pursuant to Section 2.1 if such sublicensee or Licensee is obligated to pay a royalty to a third party under an issued patent that, but for the grant of such license, the making, using or selling of Products would infringe a patent owned or controlled by such third party.

      4.4. Accounting; Payments.

            4.4.1. Licensee shall keep and maintain complete books and records containing an accurate accounting in sufficient detail of all data required to enable verification of earned royalties and other payments due hereunder.

            4.4.2. Within 45 days after the end of each calendar quarter, Licensee shall remit to ILEX a statement of Net Sales by Licensee and by its sublicensees on account for such quarter, which statement shall be accompanied by the payment due to ILEX pursuant to Section 4.3.

            4.4.3. ILEX may request that the financial statements of Licensee and of its sublicensees relating to the sale of Products be audited annually by a nationally recognized independent certified public accountant ("CPA") reasonably acceptable to Licensee for the purpose of verifying the amount of royalty payments due. Such examination of books and records of Licensee and its sublicensees shall take place during regular business hours during the term of this Agreement and for two (2) years after its termination, provided however, that such an examination shall not take place more than once a year and shall not cover records for more than the preceding three (3) years, and provided that such accountant shall agree to keep confidential all the information obtained by such accountant during such audit and shall report to ILEX only if the royalty statements and payments are accurate, or if not accurate, only the amount of the inaccuracy. If such accountant shall find an underpayment to ILEX, presentation of a written statement substantiating the underpayment shall be provided to Licensee. If Licensee is not in agreement with the findings of the accountant selected by ILEX, then Licensee shall so notify ILEX in writing within 30 days of receipt by Licensee of said findings, in which case the parties shall jointly appoint, within a further period of 30 days, an independent certified public accountant to validate, at Licensee's expense, ILEX's accountant's findings, and the decision of said independent accountant shall be final. If said independent accountant verifies that an underpayment has occurred, the amount due and interest (accruing at the prevailing prime rate of interest for commercial loans published in the Wall Street Journal, Eastern Edition, from the date payment was due through the date of actual payment to ILEX) shall be paid to ILEX within thirty (30) days and, if the amount of the underpayment is greater than ****% of the required payment, then Licensee shall reimburse ILEX the out-of-pocket cost for the CPA activities in the audit in question. If such accountants disagree, then the parties shall be free to pursue any remedies available to them, subject to the terms hereof, except that Licensee shall pay to ILEX the lowest amount due as determined by either accountant, immediately.

            4.4.4. All payments due to ILEX under this Agreement shall be made in United States dollars and shall be sent by Licensee to ILEX to the attention of "CEO" at the address shown in Section 12.6. If Licensee receives Net Sales in currency other than United States dollars, royalty payments due to ILEX on account of Net Sales shall be converted into United States dollars at the conversion rate for the foreign currency as published in the eastern edition of The Wall Street Journal as of the last business day of the applicable calendar quarter.

            4.4.5. Any income or other tax that Licensee hereunder, its Affiliates or sublicensees are required by applicable law to withhold and pay on behalf of ILEX hereunder with respect to the royalties payable under this Agreement shall be deducted from said royalties prior to remittance to ILEX and remitted to tax authorities; provided, however, that in regard to any tax so deducted, the Licensee shall give or cause to be given to ILEX such assistance as may reasonably be necessary to enable ILEX to claim exemption therefrom or credit therefor, and in each case shall furnish ILEX proper evidence of the taxes paid on its behalf.

            4.4.6. All sales of Products between any Party and any of its Affiliates and sublicensees which are not final consumers shall be disregarded for purposes of computing royalties under this Article 4, but in such instances royalties shall be payable only upon sales to unlicensed third parties. Nothing herein contained shall obligate any Party to pay the other Party more than one royalty on any unit of any Product.

            4.4.7. Each Party shall, at the other Party's request, sign license and/or royalty agreements directly with the other Party's Affiliates and sublicensees in those situations where such agreements would not decrease the amount of royalties which would be paid hereunder, net of withholding obligations or otherwise impair ILEX's ability to seek recourse in the event of breach. Such agreements shall contain the same language as contained herein with appropriate changes in parties and territory. No such license and/or royalty agreement will relieve Licensee of its obligations hereunder, and Licensee will guarantee the obligations of its Affiliate or sublicensee in any such agreement. Royalties received directly from one Party's Affiliates and sublicensees shall be credited towards such Party's royalty obligations hereunder.

            4.4.8. The obligation to pay royalties under this Agreement shall be waived and excused to the extent that statutes, laws, codes or governmental regulations in a particular country prevent such royalty payments by the seller of Products, provided that the Parties shall agree in good faith upon legally permissible alternatives to royalty payments in order to make ILEX whole for such waived or excused royalties. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued in that country shall be paid to ILEX in the country in the local currency of the country by deposit in a local bank designated by ILEX.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

      5.1. ILEX represents and warrants that it is the owner or licensee of the Licensed Patents or otherwise has the right to grant the licenses granted to Licensee in this Agreement.

      5.2. ILEX through outside counsel mutually agreed to by the parties shall prepare, file, prosecute and maintain patents and patent applications claiming the inventions claimed in the Licensed Patents in jurisdictions requested by Licensee, at Licensee's cost and expense. Licensee shall notify ILEX in writing indicating those jurisdictions in which Licensee desires ILEX to make or maintain such patents or patent applications, and ILEX shall thereafter make and/or maintain such patents and patent applications.

      5.3 ILEX hereby represents that to the best of actual knowledge as of the effective date of this Agreement, that the ****, **** and **** derivatives described in U.S. Patent Application Serial Numbers **** and **** listed in Exhibit A, and as exemplified by the compounds in Appendix B, are: (a) novel and
(b) do not infringe any third party patents.

      5.4. Each of the Parties hereby represents and warrants to the other Party as follows:

            5.4.1. This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

            5.4.2. Such Party has not granted, and during the term of this Agreement will not grant, any right to any third party relating to its respective patents and know-how which would conflict with the rights granted to the other Party hereunder.

            5.4.3. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates. Each Party shall remain responsible for, and hereby guarantees, the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. In the event of any dispute arising from the performance by an Affiliate under this Agreement, the Party having such a dispute may proceed directly against the other Party, without any obligation to first proceed against the Affiliate.

SECTION 6. TERM AND TERMINATION.

      6.1. The term of this license shall begin on the Effective Date of this Agreement and continue until this Agreement is terminated as provided herein.

      6.2. Licensee may terminate this Agreement at any time by giving at least 90 days written and unambiguous notice of such termination to ILEX. Such a notice shall be accompanied by a statement of the reasons for termination.

      6.3. If Licensee at any time defaults in the timely payment of any monies due to ILEX hereunder or ceases to carry out its business related to this Agreement or becomes insolvent or commits any material breach of any other material covenant herein contained (other than Licensee's obligations contained in Section 7), and Licensee fails to remedy any such breach or default within 60 days after written notice thereof by ILEX, ILEX may, at its option, terminate this Agreement as it applies to the Product and in the country with respect to which such breach occurred by giving written notice of termination to Licensee.

      6.4. Upon the termination of this Agreement, Licensee shall remain obligated to provide an accounting for and to pay milestone payments and royalties earned up to the date of the termination and any minimum royalties shall be prorated as of the date of termination by the number of days elapsed in the applicable 12 month period.

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

      6.5. Waiver by either Party of a single breach or default, or a succession of breaches or defaults, shall not deprive such Party of any right to terminate this Agreement in the event of any subsequent breach or default.

      6.6 If the Agreement is terminated under Section 6.2 or 6.3 above, Licensee shall promptly transfer to ILEX all Technical Information received from ILEX in Licensee's possession relating to Products. Licensee shall promptly transfer to ILEX ownership of any IND, NDA or other regulatory filing relating to the development or marketing approval of any Product and any invention, patent application and/or patent relating to Products which is included in the Licensed Patents in the applicable country where Licensee's rights have been terminated, if the License is terminated for cause under Section 6.3 above. ILEX will pay to Licensee ****% of the revenue received from a third party licensee or purchaser of the Product in question (capped at ****% of all Licensee's costs incurred in creating and/or obtaining the same). Otherwise, if the termination is by Licensee under Section 6.2, all of the above-noted transfers of ownership shall be free-of-charge to ILEX.

SECTION 7. CONFIDENTIALITY.

      7.1. Except as specifically permitted hereunder or as required to research, develop, manufacture or market Products or potential Products, each Party hereby agrees to hold in confidence and not use on behalf of itself or others, all data, samples, technical and economic information (including the economic terms hereof), commercialization, clinical and research strategies and know-how provided by the other Party (the "Disclosing Party") for a period of five years from the date of disclosure and all data, results and information developed pursuant to any services agreement under Section 3.4 hereof, and solely owned by the other Party (collectively the "Confidential Information"), except that the term "Confidential Information" shall not include:

                  (i) information that is or becomes part of the public domain through no fault of the non-Disclosing Party or its Affiliates;

                  (ii) information that is obtained after the date hereof by the non-Disclosing Party or one of its Affiliates from any third party which is lawfully in possession of such Confidential Information and not in violation of any contractual or legal obligation to the Disclosing Party with respect to such Confidential Information;

                  (iii) information that is known to the non-Disclosing Party or one or more of its Affiliates prior to disclosure by the Disclosing Party, as evidenced by the non-Disclosing Party's written records; and

                  (iv) information that is necessary to be disclosed to any governmental authorities or pursuant to any regulatory filings, provided that in such case the non-Disclosing Party notifies the Disclosing Party reasonably in advance of such disclosure and cooperates with the Disclosing Party to minimize the scope or content of such disclosure.

      7.2. The Parties shall cooperate in the publication of the results of the development, provided that Licensee shall have sole control over all such publications. Neither Party shall issue any communications to the general public regarding the contents of this Agreement without the prior written consent of the other

Party (not to be unreasonably withheld), except to the extent required by any law, rule or regulation, or advice of independent counsel, and in such event, each Party shall use reasonable efforts to provide the other Party with a copy of such communication at least 4 business days prior to release and shall in good faith consider all comments or suggested edits made by other Party. With regard to press releases relating to milestones achieved by the development of Products, each Party shall use reasonable efforts to provide the other Party with a copy of such press releases at least 4 business days prior to release and shall in good faith consider all comments or suggested edits made by other Party. Notwithstanding the forgoing, either Party may make any public written disclosure it believes in good faith based upon the advice of counsel is required by applicable law, rule or regulation or any listing or trading agreement concerning its or its Affiliates publicly traded securities; provided, however, that such written disclosure shall minimize to the extent possible the financial information disclosed, and that at least 4 business days prior to making such written disclosure, the disclosing Party shall provide to other Party a copy of the materials proposed to be disclosed and provide the receiving Party with an opportunity to promptly review the written disclosure. Failure by either Party to meet to provide notice within the time periods set forth in this Section shall not constitute a breach sufficient to permit termination of this Agreement by the other Party, although such other Party shall retain the right to pursue any other legal or equitable remedies available to it.

      7.3. The obligations of Section 7.1 shall survive the expiration or termination of this Agreement for a period of 5 years.

SECTION 8. INTELLECTUAL PROPERTY RIGHTS.

      8.1. Inventorship of any invention that is developed, discovered or made by a Party, solely or jointly with the other Party (as applicable, the "Inventor") pursuant to work conducted under this Agreement (an "Invention") shall be determined in accordance with United States laws of inventorship. Subject only to the license rights granted under this Agreement, Licensee shall own the entire right, title and interest in and to all Inventions resulting from work conducted under this Agreement regardless of which Party's employees or agents are Inventors thereof. Each Party shall promptly notify the other Party if it determines that an Invention has been made. ILEX shall obtain from each of its employees, contractors, representatives and agents a written obligation to assign to ILEX all right, title and interest in and to all Inventions. ILEX further agrees that it shall, and it hereby does, assign to Licensee all of ILEX's right, title and interest in and to all Inventions which may arise out of any service agreement under Section 3.4 or other work conducted pursuant to this Agreement.

      8.2. With respect to any patent that claims any Invention which is owned by or assigned to Licensee hereunder, Licensee shall have the right, at its option and expense, to prepare, file and prosecute in its own name any patents with respect to any such Invention and to maintain any patents issued thereon. In connection with any such prosecution efforts, ILEX agrees to cooperate reasonably with Licensee at the Licensee's expense in the preparation and prosecution of all such patents and in the maintenance of any patents issued. This obligation shall survive the expiration or termination of this Agreement.

      8.3. Licensee shall own all right, title and interest in and to all information, data, records and reports arising out of or relating to the research and/or development of Products carried out by Licensee or on Licensee's behalf, subsequent to the Effective Date. ILEX shall take such action and execute such documents as Licensee shall reasonably request in order to effectuate such ownership rights of Licensee.

      8.4. Each of ILEX and Licensee shall promptly inform the other in writing of any infringement of Licensed Patents by a third party in the Field of which it has knowledge and shall provide the other with any available information relating to such infringement. Licensee shall have the first right to prosecute infringers at its own cost and expense and Licensee may for such purposes use the name of ILEX as Party plaintiffs. ILEX shall reasonably cooperate with Licensee, at Licensee's expense, in connection therewith.

      8.5. If within ninety (90) days after having been notified by Licensee of any alleged infringement pursuant to Section 8.4, Licensee has been unsuccessful in persuading the alleged infringer to desist and has not brought, and is not diligently maintaining an infringement action or if Licensee notifies ILEX at any time prior thereto of its intention not to bring suit against any alleged infringer, then ILEX may, but shall not be obligated to, prosecute, at its own expense, any infringement of the Licensed Patents in the Field, provided that Licensee may, at Licensee's expense, participate in any such litigation to the extent required to protect its rights.

      8.6. In the event that Licensee undertakes the enforcement and/or defense of the Licensed Patents by litigation or settlement action, Licensee may withhold royalties otherwise thereafter due ILEX hereunder to the extent of the amount of its expenses, including reasonable attorney's fees in connection therewith. Any recovery of damages by Licensee for any such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of Licensee relating to the suit or settlement thereof, and next toward reimbursement of ILEX for any royalties withheld and applied pursuant to this Section. The balance thereafter remaining from such recovery shall be treated as Net Sales to Licensee and Licensee shall pay a royalty to ILEX as though such amount constituted Net Sales in the year of recovery for purposes of this Agreement. No settlement, or consent judgment, or other voluntary final disposition of the suit may be entered into without the consent of ILEX, which consent shall not be unreasonably withheld or delayed.

      8.7. In the event that ILEX undertakes the enforcement and/or defense of the Licensed Patents by litigation or settlement action, any recovery of damages by ILEX shall be retained in full by ILEX. Provided Licensee is not in breach of this Agreement and is current in reimbursing ILEX for all costs and expenses, including reasonable attorney fees and legal costs, in connection with such litigation or action, no settlement, or consent judgment, or other voluntary final disposition of the suit, which may limit Licensee's rights hereunder may be entered into without the consent of Licensee, which consent shall not be unreasonably withheld or delayed.

      8.8. In the event any action in a court of competent jurisdiction alleging invalidity, unenforceability, or non-infringement of any of the Licensed Patents is brought against Licensee or ILEX, ILEX shall, within thirty (30) days after commencement of such action, intervene and take over the sole defense of the action at its own expense. ILEX is not aware of any patents or patent applications which may be infringed by the sale of Products other than the Licensed Patents.

      8.9. In any infringement suit that either Party may institute to enforce the Licensed Patents or in any declaratory Judgment action alleging invalidity, unenforceability or non-infringement of any Licensed Patents brought against either Party, the other Party hereto agrees, at the request and expense of the Party initiating or defending the suit or action, to operate in all reasonable respects and to have its employees testify when requested and to make available relevant records, papers, information samples, specimens, and the like.

SECTION 9. INDEMNIFICATION.

      9.1. Each Party hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all costs, expenses (including reasonable attorneys' fees and amounts paid in settlement), damages and liabilities claimed by a third party ("Claim") resulting directly or indirectly from activities conducted by the indemnifying Party, its agents or sublicensees, but only to the extent such Claim results from the negligence or willful misconduct or breach of this Agreement by such Party or its employees and agents and only to the extent such Claim does not also result from the negligence or willful misconduct or breach of this Agreement by the Party seeking indemnification or its agents or sublicensees.

      9.2. In the event that a Party is seeking indemnification under this
Section 9, it shall inform the other Party of a Claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the indemnifying Party to assume direction and control of the defense of the Claim (including the right to settle the Claim solely for monetary consideration), and shall cooperate as requested in the defense and settlement of the Claim. The indemnified Party shall not voluntarily make any payment or incur any expense in connection with any claim or suit without the consent of the indemnifying Party, provided that if the indemnifying Party does not assume direction and control of the defense of the Claim, the indemnified Party may assume direction and control of the defense of the Claim and, if successful, shall be reimbursed by the indemnifying Party for reasonable costs, actually incurred, in connection with such defense.

      9.3. The terms of this Section 9 shall survive the termination or expiration of this Agreement.

SECTION 10. INSURANCE.

      10.1. Beginning on the Effective Date, Licensee shall, at its sole cost and expense, procure and maintain comprehensive general liability insurance in amounts not less than $2,000,000 per incident and $5,000,000 annual aggregate and naming ILEX as additional insureds. Such comprehensive, general liability insurance shall provide: (i) product liability coverage and (ii) broad form contractual liability coverage for Licensee's indemnification of ILEX under
Section 9.1 of this Agreement. ILEX shall at all times procure and maintain comprehensive general liability insurance in amounts not less than $2,000,000 per incident and $5,000,000 annual aggregate and naming Licensee as an additional insureds. Such comprehensive, general liability insurance shall provide: (i) product liability coverage and (ii) broad form contractual liability coverage for ILEX's indemnification of Licensee under Section 9.1 of this Agreement.

      10.2. Each party shall provide the other with written evidence of such insurance upon request. Each party shall provide the other with written notice at least forty-five (45) days prior to the cancellation, non-renewal, or material change in such insurance; if a party does not obtain replacement insurance providing comparable coverage within such forty-five (45) day period, the other party shall have the right to terminate this Agreement effective at the end of such forty-five (45) day period without notice or any additional waiting periods.

      10.3. Each party shall maintain such comprehensive, general liability insurance beyond the expiration or termination of this Agreement during: (i) the period that any Licensed Product is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Licensee or by an Affiliate or sublicensee of Licensee and (ii) a reasonable period after the period referred above, but in no event less than fifteen (15) years.

SECTION 11. WARRANTY DISCLAIMER.

      11.1. EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY PRODUCT AND HEREBY DISCLAIMS THE SAME.

      11.2. EXCEPT AS EXPRESSLY PROVIDED HEREIN, ILEX MAKES NO EXPRESS OR IMPLIED WARRANTY THAT USE OR SALE OF ANY PRODUCT WILL NOT INFRINGE PATENTS OF THIRD PARTIES AND HEREBY DISCLAIMS THE SAME.

SECTION 12. MISCELLANEOUS.

      12.1. Dispute Resolution.

            12.1.1. Informal Resolution Procedure. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights and/or obligations. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation, if possible. To accomplish this objective, the Parties agree to follow the procedures set in this Section
12.1 if and when an issue or dispute arises under this Agreement.

            12.1.2. Chief Executive Discussion. In the event of any claim, controversy, issue or dispute arising out of, or related to, this Agreement which the parties are unable or unwilling to resolve on an informal basis (collectively referred to hereafter as "Claim"), the aggrieved Party shall submit written notice thereof to the other Party. If representatives of both Parties, other than their respective chief executive officers, are unable to resolve any such Claim arising within their authority within thirty (30) days after receipt of written notice of same, either Party may, by written notice to the other (the "Executive Referral Notice"), require that such Claim be referred to the Parties' respective chief executive officers for attempted resolution by good faith negotiations. Within thirty (30) days of the date of the Executive Referral Notice, such chief executive officers shall meet at a mutually agreeable time and place and shall use good faith efforts to attempt to resolve such dispute or issue.

            12.1.3 Mediation. If such chief executive officers fail to resolve such Claim within thirty (30) days of the date of the Executive Referral Notice, then the matter shall be submitted to a mandatory one-day non-binding mediation between the Parties in Chicago, Illinois before a mediator mutually-agreed to by the Parties, which mediation shall take place within sixty (60) days of the date of the Executive Referral Notice. If the Parties are unable to agree on the identity of the mediator, the specific location or time of mediation, then the Claim shall be deemed unresolved and the terms of Section 12.1.4 shall apply.

            12.1.4 Binding Arbitration. If the Claim is still not resolved sixty
(60) days after the date of the Executive Referral Notice, the Claim shall be decided by arbitration before the American Arbitration Association in accordance with the Commercial Arbitration Rules ("Rules") of the American Arbitration Association, unless the Parties agree otherwise. This agreement to arbitrate shall be specifically enforceable under the Federal Arbitration Act. Within ninety (90) days of the date of the Executive Referral Notice, each Party shall select an arbitrator and give written notice to the other Party of the identity of such arbitrator. Within one hundred twenty (120) days of the date of the Executive Referral Notice, the arbitrators shall select a neutral arbitrator. The arbitration shall be conducted by such panel of three arbitrators selected in accordance with this Agreement. In the event the two Party-selected arbitrators are unable to agree on the identity of the third arbitrator, such third arbitrator shall be a neutral arbitrator selected in accordance with the Rules. The award rendered by the arbitrators shall be a "reasoned award", including findings of fact and conclusions of law. Such award shall be final and binding on all Parties, and judgment may be entered thereon in any court having jurisdiction thereof, except that either Party shall be entitled to de novo review of said award, including the findings of fact and conclusions of law, in a court of competent jurisdiction in New York, New York. The arbitration shall be held in New York, New York.

      12.2. Assignment.

            12.2.1. Affiliates. Either Party may assign any of its rights or obligations under this Agreement in any country to any Affiliates; provided, however, that such assignment shall not relieve the assigning Party of its responsibilities for performance of its obligations under this Agreement, and further provided that if a proposed assignment would have an adverse financial impact upon the non-assigning Party (e.g., by reason of changed tax treatment of payments due under this Agreement), such assignment shall be subject to the other Party's prior written consent. ILEX agrees that it shall not assign any Licensed Patents to a competitor of the Licensee in the Field without written agreement of the Licensee, except such written consent is not required to the same extent that Parties have the ability to assign rights and obligations without written consent as set forth in Section 12.2.2.

            12.2.2. Merger, Acquisition Or Sale Of Assets. Subject to the terms hereof, either Party may assign its rights or obligations under this Agreement to a non-Affiliate only in connection with a merger or similar reorganization or the sale of all or substantially all of its assets or the sale of all or substantially all of its pharmaceutical and/or healthcare assets, or otherwise without the prior written consent of the other Party. This Agreement shall survive any such merger or reorganization of either Party with or into, or such sale of assets to, another party and shall be fully enforceable against the surviving, consolidated or reorganized entity of such merger, consolidation or re-organization and no consent for such merger, reorganization or sale shall be required hereunder; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

            12.2.3. Binding Upon Successors And Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void and the rights and obligations shall remain in the Party that attempted the void assignment.

      12.3. Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

      12.4. No Trademark Rights. Except as otherwise provided herein, no right, express or implied, is granted by this Agreement to use in any manner the name ILEX, Licensee or any other trade name or trademark of either Party or its Affiliates in connection with the performance of this Agreement.

      12.5. Patent Marking. Licensee agrees to mark permanently and legibly all Products manufactured and sold by it, its Affiliates and/or sublicensees under this Agreement with the number of each issued patent applicable thereto.

      12.6. Notices. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof).

      If to Licensee, addressed to:
            Quatrx Pharmaceuticals Company
            5430 Data Court, Suite 300
            Ann Arbor, MI 48108
            Attention: CEO
            Telephone: 734-913-0743
            Telecopy: 734-913-9900

      With a copy to:
            Brinza & Associates
            49697 Leyland
            Novi, MI 48374
            Attention: Jeffery M. Brinza, Esq.
            Telephone: 248-939-3927

      If to ILEX, addressed to:
            ILEX Products, Inc.
            4545 Horizon Hill Blvd.
            San Antonio, Texas 78229-22631550
            Attention: CEO
            Telephone: 210-949-8200
            Telecopy: 210-949-8210

      12.7. Limitation Of Liability. IN NO EVENT SHALL EITHER PARTY OR ITS RESPECTIVE AFFILIATES AND PERMITTED SUBLICENSEES BE LIABLE FOR SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE, except to the extent such Party may be required to indemnify the other Party from such damages claimed by third parties under Article 9.

      12.8. Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

      12.9. Severability. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to the Parties or under circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

      12.10. Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

      12.11. Governing Law. This Agreement is made pursuant to and shall be governed by and construed in accordance with the laws of the State of New York, United States, without reference to conflicts of laws' rules or principles.

      12.12. Bankruptcy Provision. All rights and licenses granted by ILEX to Licensee under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined in Section 101 of the Bankruptcy Code. The Parties agree that Licensee, as exclusive licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against ILEX under the Bankruptcy Code, Licensee shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to Licensee (i) upon such commencement of a bankruptcy proceeding, unless ILEX elects to continue to perform all of its obligations under this Agreement; or (ii) if not delivered under (i) above, upon rejection of this Agreement by or on behalf of ILEX.

      12.13. Headings. The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

      12.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      12.15. Entire Agreement. This Agreement and all exhibits attached hereto, and all documents delivered concurrently herewith, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersede and terminate all prior agreements and understanding between the Parties as to such subject matter. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to such subject matter other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. This Agreement shall not constitute an amendment of either of the existing collaboration agreements between the Parties, each of which will continue in full force and effect.

      12.16. Independent Contractors. Each Party acknowledges that neither it nor any of its employees are employees of the other Party and that neither it nor any of its employees are eligible to participate in any employee benefit plans of the other Party. Each Party further acknowledges that neither it nor any of its employees are eligible to participate in any such benefit plans even if it is later determined that its or any of its employees' status during the period of this Agreement was that of an employee of the other Party. In addition, each Party hereby waives any claim that it may have under the terms of any such benefit plans or under any law for participation in or benefits under any of the other Party's benefit plans.

      12.17 Use Of Names. Neither Party shall use the name of the other Party in relation to this transaction in any public announcement, press release or other public document without the written consent of such other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party may use the name of the other Party in any document required to be filed to obtain regulatory approval or to comply with applicable laws, rules or regulations.

      12.18. Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, earthquake, explosion, flood, strike, lockout, embargo, act of God, or any other similar or dissimilar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure. In the event, the force majeure event persists for more than six (6) months, either Party shall have the right to terminate this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the dates indicated below.

QUATRX PHARMACEUTICALS COMPANY                   ILEX PRODUCTS, INC.

By:  /s/ Robert L. Zerbe                         By:   /s/ Jeffrey H. Buchalter
    --------------------------                       ---------------------------
(Signature)                                          (Signature)

  Robert L. Zerbe                                    Jeffrey H. Buchalter
------------------------------                   -------------------------------
(Print Name)                                     (Print Name)

Title: CEO                                       Title: CEO

                                    EXHIBIT A
                                LICENSED PATENTS

SECTION 1: LDL/LP(a)

JURISDICTION                        APPLICATION NO.; PATENT NO.
------------                        ---------------------------
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****

****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****
****                                ****

******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******

******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******

******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******

******                              ******
******                              ******

******                              ******
******                              ******

                              SECTION 2: HDL/APO E

JURISDICTION                        APPLICATION NO.; PATENT NO.
------------                        ---------------------------
******                              ******
******                              ******
******                              ******
******                              ******
******                              ******

******                              ******
******                              ******

******                              ******
******                              ******

******                              ******

******                              ******

                                   APPENDIX A
                   (EXCLUDED PATENTS AND PATENT APPLICATIONS)

PHENOL SUBSTITUTED GEM DIPHOSPHONATE DERIVATIVES

JURISDICTION         APPLICATION NO.                    PATENT NO
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****
****                 ****                               ****

BONE ANABOLIC COMPOUNDS

JURISDICTION         APPLICATION NO.                    PATENT NO
****                 ****                               ****

SUBSTITUTED PHOSPHONATES HAVING BONE ANABOLIC ACTIVITY

JURISDICTION         APPLICATION NO.                    PATENT NO
****                 ****

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

                                   APPENDIX B

                                [CHEMICAL BONDS]

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